SUPPLEMENT TO THE PROSPECTUS

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

Wells Fargo Advantage Absolute Return Fund

  (The “Fund”)

Effective May 1, 2012, the Fund’s prospectus offering Class A and Class C shares is amended to include the following changes:

I.             Exclusion of Systematic Transactions from Certain Waivers

The following sentence is added to the end of the 3rd bullet under the section “Reductions and Waivers of Sales Charges – Class A Shares Sales Charge Reductions and Waivers”:

Systematic transactions through the automatic investment plan, the automatic exchange plan and the systematic withdrawal plan are excluded from this provision.

II.            Commission Waivers for Certain Share Purchases

                In the section entitled “A Choice of Share Classes – Class A Sales Charge Schedule,” the phrase “…unless the dealer of record waived its commission” is deleted from the footnote to the table.

In the section “Reductions and Waivers of Sales Charges – CDSC Waivers,” the last two bullet points are removed and replaced with the following:

We waive the Class C shares CDSC for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

November 29, 2012                                                                                                                            AFR112/P501SP2